The Registrant made a change to the financial statement presentation of the loans made by the Registrant to its sole shareholder. This change is effective for the Registrant's fiscal year ended on December 31, 2019 and resulted in a restatement of the Registrant's financial statements for the fiscal period ended December 31, 2018. Although this change in presentation primarily affected the Statement of Assets and Liabilities for the Registrant, it also resulted in a recharacterization of the interest earned from those loans. This resulted in interest paid on those loans no longer being represented in the Statement of Operations of the Registrant. The cumulative effect of these changes resulted in a reduction of net assets previously presented in the Statement of Assets and Liabilities and a reduction in the net increase in net assets resulting from operations.
These adjustments are for the purposes of U.S. GAAP audited financial statement presentation only.